UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.   )

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☑         Definitive Proxy Statement

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TRANS-LUX CORPORATION
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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TRANS-LUX CORPORATION
135 East 57th Street, 14th Floor
New York, NY  10022

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholder:

You are cordially invited to attend the 2020 annual meeting of stockholders (the “2020 Annual Meeting”) of Trans-Lux Corporation, a Delaware corporation (the “Company”), to be held on Thursday, September 17, 2020, beginning at 11:00 a.m. local time, at Olshan Frome Wolosky LLP, located at 1325 Avenue of the Americas, New York, New York 10019 and at any adjournment or postponement thereof.  Proxy materials, which include a Notice of the Meeting, proxy statement and proxy card, are enclosed with this letter.  The enclosed proxy statement is first being mailed to the Company’s stockholders on or about August 25, 2020.  We also have enclosed our 2019 Annual Report on Form 10-K.

At the 2020 Annual Meeting, you will be asked to consider and vote on:

1(a).  an advisory resolution on executive compensation;

1(b).  an advisory resolution on the frequency of future advisory votes on executive compensation;

2.       the election of the nominee named in the accompanying proxy statement to serve as a director until our 2023 annual meeting of stockholders, or until the election and qualification of his successor, or his earlier death, resignation or removal;

3.       the ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020; and

4.       the transaction of any other business that may properly come before the 2020 Annual Meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on August 10, 2020 are entitled to vote at the 2020 Annual Meeting.  A list of stockholders entitled to vote at the 2020 Annual Meeting will be available for inspection at our executive offices.  The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of common stock entitled to notice of, and to vote at, the meeting, is required for a quorum to transact business.

Your vote is important to us and to our business.  Whether or not you plan to attend the 2020 Annual Meeting, we hope that you will vote as soon as possible.  You may vote in person by ballot at the 2020 Annual Meeting, over the Internet, by telephone or, if you requested to receive printed proxy materials, by mailing a proxy or voting instruction form.  If you would like to attend and your stock is not registered in your own name, please ask the broker, trust, bank or other nominee that holds the stock to provide you with evidence of your stock ownership.

We appreciate your continued support of the Company and look forward to either greeting you personally at the meeting or receiving your proxy.

Sincerely,

Todd Dupee

Assistant Corporate Secretary and Chief Accounting Officer

Trans-Lux Corporation

New York, NY
August 25, 2020

NOTICE REGARDING POTENTIAL IMPACT OF COVID-19 ON ANNUAL MEETING

We currently intend to hold the Annual Meeting in person.  However, we are actively monitoring the continued impact of the coronavirus disease, or COVID-19, and are sensitive to the public health and travel concerns that our stockholders may have, as well as protocols that federal, state, and local governments have imposed.  If it is not possible or advisable to hold the Annual Meeting in person, we will announce alternative arrangements for the meeting as promptly as practicable, which may include switching to a virtual meeting format, or changing the time, date or location of the Annual Meeting.  If the Annual Meeting were to be held in a virtual only format at the above date and time, via live audio webcast, stockholders could participate and vote at the virtual Annual Meeting by visiting a website to be provided and using your control number to access the Annual Meeting, or if you hold your shares in street name, by following the instructions provided by your broker, bank or other nominee that holds your shares.

Any such change will be announced via press release and the filing of additional proxy materials with the Securities and Exchange Commission, and the Company will take all reasonable steps necessary to inform other intermediaries in the proxy process (such as any proxy service provider) and other relevant market participants (such as the appropriate national securities exchanges) in the event of such change.

IMPORTANT

Whether or not you attend the meeting in person, please vote by telephone or Internet, or, if you receive a paper copy of the proxy materials, please sign, date and promptly mail the enclosed proxy card or use the telephone or Internet voting procedures described on the proxy card. The proxy statement and annual report are also available for your review at http://proxystatements.trans-lux.com/.

TRANS-LUX CORPORATION
135 East 57th Street, 14th Floor
New York, NY  10022

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 17, 2020

GENERAL INFORMATION

The Board of Directors (the “Board”) of Trans-Lux Corporation, a Delaware corporation (“we,” “our,” “Trans-Lux” or the “Company”), is furnishing this proxy statement for use at the 2020 annual meeting of stockholders (the “2020 Annual Meeting”) to be held on Thursday, September 17, 2020, and any adjournment or postponement thereof.  The 2020 Annual Meeting will be held at 11:00 a.m. local time at Olshan Frome Wolosky LLP, located at 1325 Avenue of the Americas, New York, New York 10019.  This proxy statement and accompanying proxy card and our 2019 Annual Report on Form 10-K (the “2019 Annual Report”) will be made available to our stockholders on or about August 25, 2020.

VOTING PROCEDURES

Who Can Vote.  Record holders of our common stock, par value $0.001 per share (the “Common Stock”) at the close of business on August 10, 2020 (the “Record Date”) are entitled to vote.  At the close of business on the Record Date, 13,446,276 shares of Common Stock were issued and outstanding.  Each share of Common Stock owned on the Record Date is entitled to one (1) vote.

Quorum.  A quorum will be present at the 2020 Annual Meeting if the holders of a majority of the eligible shares of Common Stock entitled to vote as of the Record Date are present in person or by proxy.  Shares of Common Stock that are represented by a proxy marked “withhold” or “abstain” will be considered present at the 2020 Annual Meeting for purposes of determining a quorum.

How to Vote.  If your shares are held in a brokerage account, by a trustee or by another nominee (typically referred to as being held in “street name”), you may receive a separate voting instruction form with this proxy statement, or you may need to contact your broker, bank or other stockholder of record to determine whether you will be able to vote electronically via the Internet or by telephone.

If you are a stockholder of record, you may vote in person at the 2020 Annual Meeting or by proxy without attending the 2020 Annual Meeting.  You may vote by proxy in one of three convenient ways:

•      By mail: sign, date and return the proxy card in the enclosed prepaid envelope;

•      By Internet: visit the website shown on your proxy card and follow the instructions; or

•      By telephone: call the toll-free telephone number shown on your proxy card and follow the instructions.

If you sign and return the enclosed proxy card but do not indicate your vote, the designated proxy holders will vote your shares in accordance with the recommendations of the Board as follows: “FOR” the advisory resolution on executive compensation; for conducting future advisory votes on executive compensation every “THREE” years; “FOR” the nominee for election as a director; and “FOR” the ratification of the appointment of Marcum LLP as our independent registered public accounting firm.  We are not aware of any other business to be acted upon at the 2020 Annual Meeting other than as set forth herein.  If you grant a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the 2020 Annual Meeting.

If your shares are held in a brokerage account, by a trustee or by another nominee, you are considered the “beneficial owner” of those shares.  As the beneficial owner of those shares, you have the right to direct your broker, trustee or nominee how to vote and you also are invited to attend the 2020 Annual Meeting.  However, because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the 2020 Annual Meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the 2020 Annual Meeting.

Vote Required to Adopt Proposals.

•      Proposal 1(a): Advisory Resolution on Executive Compensation.  Proposal 1(a) requires the affirmative vote of a majority of the votes cast affirmatively or negatively of the Common Stock.

•      Proposal 1(b): Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation.  The alternative selected under Proposal 1(b) will be based on the alternative which receives the most votes.

•      Proposal 2: Election of Director.  Directors are elected by a plurality of the votes cast at the 2020 Annual Meeting, either in person or by proxy.  The nominee receiving the greatest number of votes at the 2020 Annual Meeting will be elected to our Board, even if they receive less than a majority of such shares.  Broker non-votes and abstentions will not be counted in determining the number of votes cast and will have no effect on the election of directors.

•      Proposal 3: Ratification of Independent Registered Public Accounting Firm.  The affirmative vote of a majority of the votes cast at the 2020 Annual Meeting, either in person or by proxy, will be required to ratify the selection of our independent registered public accounting firm at the 2020 Annual Meeting.  Broker non-votes, if any, will not be counted in determining the number of votes cast and will have no effect on the approval of this proposal.  Abstentions will have the effect of votes “AGAINST” this proposal.

How Your Shares Will Be Voted if You Do Not Provide Voting Instructions.  If your broker holds your shares in street name, your broker, as the registered holder, must vote your shares in accordance with your instructions.  If you do not provide voting instructions, your broker has the discretion to vote those shares with respect to routine proposals but not with respect to non-routine proposals.  Shares for which brokers do not receive instructions, sometimes called “broker non-votes,” will be counted as present for determining a quorum at the meeting.  The proposal to ratify the selection of our independent public accounting firm is considered a routine proposal and accordingly, we do not anticipate broker non-votes in this matter.  Broker non-votes will not be included in determining the number of votes cast for this proposal.  The proposal for the election of directors will not include broker non-votes in determining the number of votes cast for this proposal.

What to Do if You Wish to Change Your Voting Instructions.  If you wish to change or revoke your voting instructions after you have submitted your proxy, you may do so at any time before the proxies are voted at the 2020 Annual Meeting by:

•      notifying the Assistant Corporate Secretary of the Company in writing at the address on the first page of this proxy statement that you wish to revoke your proxy;

•      delivering a subsequent proxy bearing a date after the date of the proxy being revoked and relating to the same shares; or

•      voting in person at the 2020 Annual Meeting if you are the stockholder of record.

Please note that your attendance at the 2020 Annual Meeting will not, by itself, revoke your proxy.

If you hold your shares in “street name,” please contact your bank, broker or other nominee for instructions on how to change your voting instructions.

Householding of Proxy Materials.  In an effort to reduce printing costs and postage fees, we have adopted a practice approved by the Securities and Exchange Commission (the “SEC”) called “householding.”  Under this practice, stockholders who have the same address and last name will receive only one copy of our proxy materials, unless one or more of these stockholders notifies us that he or she wishes to continue receiving individual copies.  Stockholders who participate in householding will continue to receive separate proxy cards.  If you share an address with another stockholder, received only one set of proxy materials and would like to request a separate paper copy of these materials, please contact our Assistant Corporate Secretary by mail at the address on the first page of this proxy statement, by telephone at (800) 243-5544 or by email at tdupee@trans-lux.com, and we will promptly deliver a separate copy.  Stockholders sharing an address can request delivery of a single copy of annual reports on Form 10-K and proxy statements if they are receiving multiple copies of these materials by contacting our Assistant Corporate Secretary by mail at the address on the first page of this proxy statement, by telephone at (800) 243-5544 or by email at tdupee@trans-lux.com.

We Will Bear Solicitation Expenses.  We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional solicitation materials furnished to the stockholders.  Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners.  In addition, we may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners.  The original solicitation of proxies by mail may be supplemented by a solicitation by telephone or other means by our directors, officers or employees.  No additional compensation will be paid to these individuals for any such services.

How to Request a Copy of the Proxy Materials.  For the 2020 Annual Meeting or any future annual meeting of stockholders, if you would like to request a copy of the proxy materials, including the proxy statement and form of proxy and the 2019 Annual Report, please contact our Assistant Corporate Secretary by mail at the address on the first page of this proxy statement, by telephone at (800) 243-5544 or by email at tdupee@trans-lux.com, and we will promptly deliver a copy to you.  You may also request a paper copy of the proxy materials at www.trans-lux.com.

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to be Held on September 17, 2020

The proxy statement and 2019 Annual Report are available at http://proxystatements.trans-lux.com/

PROPOSAL 1(a)

ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION

Background

The Board of Directors recognizes the significant interest of shareholders in executive compensation matters.  Pursuant to amendments to Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (which were added by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”)), we are providing our shareholders with an opportunity to cast an advisory vote to approve the compensation of our named executive officers as disclosed in the Summary Compensation Table and other tables and the related narrative discussion, as well as in the Compensation Discussion and Analysis section of this Proxy Statement, in accordance with SEC rules.  In connection therewith, the Company is requesting shareholders to approve the following non-binding advisory resolution at the 2020 Annual Meeting of Stockholders:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, as well as the Compensation Discussion and Analysis, set forth in this Proxy Statement, is hereby APPROVED, on an advisory basis, by the shareholders of the Company.

Summary and Recommendation

The Board of Directors recommends a vote FOR this resolution because it believes that the policies and practices of the Company with respect to executive compensation are effective in achieving the Company’s goals of rewarding sustained financial and operating performance and leadership excellence, aligning the executives’ long-term interests with those of the shareholders and motivating the executives to remain with the Company for long and productive careers.  Our executive compensation program is designed to enable us to attract, motivate and retain executive talent, who are critical to our success.  Our compensation philosophy and framework have resulted in compensation for our named executive officers that is commensurate with the Company’s financial results.  Our executive compensation program is designed to attract, motivate and retain executives and professionals of the highest level of quality and effectiveness.  These programs focus on rewarding the types of performance that increase shareholder value, link executive compensation to the Company’s long-term strategic objectives and align executive officers’ interests with those of our shareholders.  The Company believes that its executive compensation program satisfies these goals.  Named executive officer compensation currently reflects amounts of cash consistent with periods of economic stress and lower earnings, and equity incentives aligning with our actions to stabilize the Company and to position it for a continued recovery.

We urge shareholders to review the 2019 Summary Compensation table and related compensation tables and narrative discussion set forth in this Proxy Statement, which provide detailed information on the Company’s compensation of our named executive officers.

This advisory resolution, commonly referred to as a “say-on-pay” resolution, is non-binding on the Company, its Board of Directors or its Compensation Committee.  Although non-binding, the Company, its Board of Directors and its Compensation Committee will review and consider the voting results when evaluating our executive compensation program.

PROPOSAL 1(b)

ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

Background

In Proposal No. 1(a) above, the Company is requesting shareholders to vote on an advisory resolution on executive compensation.  Pursuant to amendments to Section 14A of the Securities Exchange Act of 1934 added by the Dodd-Frank Act, in this Proposal No. 1(b) the Company is asking shareholders to vote, on a non-binding advisory basis, on whether future advisory votes on executive compensation should occur every year, every two years or every three years.  Shareholders will be able to specify one of four choices for this proposal on the proxy card: one year, two years, three years or abstain.  Shareholders are not voting to approve or disapprove the Board’s recommendation.  This advisory vote on the frequency of future advisory votes on executive compensation is non-binding on the Company, its Board of Directors or its Compensation Committee.  Shareholders are not being asked to approve or disapprove of the Board’s recommendation, but rather to indicate their own choice as among the frequency options.

Recommendation

The Board understands that there are different views as to what is an appropriate frequency for advisory votes on executive compensation.  For the reasons described below, the Board of Directors is recommending that shareholders vote for holding the advisory vote on executive compensation of our named executive officers EVERY THREE YEARS pursuant to the following resolution:

RESOLVED, that an advisory shareholder vote to approve the compensation paid to the Company’s named executive officers, as disclosed in the compensation tables and narrative discussion, as well as the Compensation Discussion and Analysis, set forth in this Proxy Statement, be submitted to the Company’s shareholders every: (i) three years, (ii) two years or (iii) one year; with such frequency that receives the highest number of votes cast being the preferred advisory vote of shareholders.

The following describes the reasons for the Board’s recommendations:

●          A triennial approach provides regular input by shareholders, while allowing shareholders to better judge our compensation program in relation to our long-term performance.  This benefits our institutional and other shareholders, who have historically held our stock over the long-term.

●          Our executive compensation program is designed to operate over the long-term and to support long-term value creation.  Equity awards provide significant leverage if our long-term growth objectives are achieved, while placing a significant portion of our executives’ compensation at risk if our long-term objectives are not achieved.

●          A triennial vote will provide our Board of Directors and its Compensation Committee sufficient time to thoughtfully evaluate the results of the most recent advisory vote on executive compensation, discuss the implications of the vote with our shareholders and develop and implement any changes to our executive compensation program that may be appropriate in light of the vote.  A triennial vote will also allow for these changes to our executive compensation program to be in place long enough for shareholders to see and evaluate the effectiveness of these changes.

●          The composition and level of compensation paid to executives in the market evolves over multiple years.  A triennial approach will allow us to review evolving practices in the market to ensure our compensation program reflects best practices.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR:

(1) APPROVAL OF THE ADVISORY RESOLUTION ON EXECUTIVE

COMPENSATION AS DESCRIBED IN THIS PROPOSAL 1(A) AND

(2) CONDUCTING FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION EVERY THREE YEARS AS DESCRIBED IN THIS PROPOSAL 1(B).

IT IS INTENDED THAT PROXIES SOLICITED HEREBY WILL BE
VOTED “FOR” (A) THE APPROVAL OF THE ADVISORY RESOLUTION

ON EXECUTIVE COMPENSATION AND (B) CONDUCTING FUTURE

ADVISORY VOTES ON EXECUTIVE COMPENSATION EVERY THREE YEARS,

UNLESS THE STOCKHOLDER SPECIFIES OTHERWISE.

PROPOSAL 2

ELECTION OF DIRECTORS

Pursuant to the Company’s Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, the Board is divided into three separate classes of directors.  At each annual meeting of stockholders, one class of directors is elected to a term of three years.  Yang Liu has been nominated by the Board for election as director at the 2020 Annual Meeting for three-year terms until our 2023 annual meeting of stockholders (the “2023 Annual Meeting”) or until the election and qualification of his successor, or his earlier death, resignation or removal.  All directors serving on the Board at such time attended the 2018/2019 annual meeting of stockholders.

The nominee has agreed to serve if elected.  If the nominee becomes unavailable for election or cannot serve, an event that we do not expect, the Board may substitute another nominee or reduce the number of nominees.  The enclosed proxy will be voted for such substitute, if any, as shall be designated by the Board.

The director nominee receiving a plurality of the votes cast at the 2020 Annual Meeting will be elected as a director.  You may withhold your vote from the nominee.  Broker non-votes will have no effect on the result of this vote.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE FOR THE NOMINEE.

Director Qualifications

The following paragraphs provide information as of the date of this proxy statement about the nominee and each current director.  The information presented includes information the nominee and each director has given us about his age, all positions he holds, his principal occupation and business experience for the past five years and the names of other publicly-held companies for which he currently serves as a director or has served as a director during the past five years.  In addition to the information presented below regarding each director and director nominee’s specific experience, qualifications, attributes and skills that led our Board to the conclusion that he should serve as a director, we also believe that all of our director nominees have a reputation for integrity, honesty and adherence to high ethical standards.  They each have demonstrated business acumen and an ability to exercise sound judgment.

Director and Nominee Standing for Election

Name	Age	Since	Expiration of Proposed Term
Yang Liu	30	2018	2023

Directors Whose Terms Continue

Name	Age	Since	Expiration of Term
Nicholas J. Fazio	40	2018	2022
Yantao Yu	44	2019	2022
Salvatore J. Zizza	74	2009	2021

Director Whose Term Expire at the 2020 Annual Meeting and Is Not Standing for Election

Name	Age	Since	Expiration of Term
George W. Schiele	88	2009	2020

Director and Nominee Standing for Election

Yang Liu has served as an independent director of the Company since November 19, 2018.  Mr. Liu has been Director of Unilumin Sports since 2016.  Previously, he was Director of Unilumin Visual from 2016 to 2017, Sales Manager of the Unilumin Amsterdam sales office from 2014 to 2016, and Sales Engineer for Unilumin Benelux from 2011 to 2013.  Mr. Liu’s strong business knowledge and extensive history and resources in the LED display arena allow him to provide valuable contributions to the Board.

Directors Whose Terms Continue

Nicholas J. Fazio has served as a director of the Company since November 19, 2018 and has been Interim Chief Executive Officer of the Company since April 14, 2020.  Mr. Fazio has been Director and Chief Executive Officer of Unilumin USA since 2017.  Previously, he was Senior Product Manager for Christie Digital Systems USA from 2014 to 2017 and Vice President of Engineering of McCann Systems from 1997 to 2014.  Mr. Fazio’s strong business knowledge and extensive history and resources in the LED display arena allow him to provide valuable contributions to the Board.  Mr. Fazio’s term expires at our 2022 Annual Meeting.

Yantao Yu has served as an independent director of the Company since July 30, 2019.  Mr. Yu has been the Chief Financial Officer of ROE Visual, a subsidiary of the Unilumin Group Co. Ltd. in the United States, since September 2018.  With over 25 years of financial experience, his background includes positions as Senior Accountant and/or Controller of The Quaker Oats Company; Bostik China (a subsidiary of Total S.A [TOT]); Eton Electric; and Airwell Air-conditioning Technology (China) Co., Ltd. and Airwell Fedders North America Inc (subsidiaries of Elco Holdings, Ltd. [TASE: ELCO]).  From 1994 through 2012, he served as Chief Financial Officer of Lover Group and served as its Secretary of the Board from 2013 through August 2018.  Mr. Yu holds an Executive Master of Business Administration (EMBA) degree from the University of Minnesota and his professional certifications include CPA, CGA, CMA and FCCA.  Mr. Yu’s extensive financial experience allows him to provide valuable contributions to the Board.  Mr. Yu’s term expires at our 2022 Annual Meeting.

Salvatore J. Zizza has served as an independent director of the Company since December 2009.  Mr. Zizza was elected Chairman of the Board (a non-executive position) of the Company on September 28, 2018.  Previously, he had been Vice Chairman of the Board (a non-executive position) of the Company since September 29, 2010.  He currently serves as the Chairman of Bergen Cove Realty Inc.  Additionally, Mr. Zizza serves as a Director of GAMCO Westwood Funds.  He has been an Independent Trustee of GAMCO Global Gold, Natural Resources & Income Trust by Gabelli since November 2005 and serves as a Director/trustee of 26 funds in the fund complex of Gabelli Funds.  He has been Director of General Employment Enterprises Inc. since January 8, 2010 and has been an Independent Trustee of Gabelli Dividend & Income Trust since 2003.  Mr. Zizza has been Independent Director of Gabelli Convertible & Income Securities Fund Inc. since April 24, 1991 and has been a Director of Gabelli Equity Trust, Inc. since 1986 and a Trustee of Gabelli Utility Trust since 1999.  Mr. Zizza has previously served as Chairman of Zizza & Associates, LLC and of Bethlehem Advanced Materials thru November 2018, and Chief Executive Officer and Chairman of the Board of General Employment Enterprises Inc. from December 23, 2009 until December 26, 2012.  Mr. Zizza had served as President and Chief Operating Officer of Bion Environmental Technologies Inc. from January 13, 2003 until December 31, 2005 and has served as Non-Executive Chairman of Harbor BioSciences, Inc. since March 27, 2009.  He served as Lead Independent Director of Hollis-Eden Pharmaceuticals from March 2006 to March 2009 and as a Director of Earl Scheib Inc. from March 1, 2004 to April 2009.  Mr. Zizza received his Bachelor of Arts in Political Science and his Master of Business Administration in Finance from St. John's University, which also has awarded him an Honorary Doctorate in Commercial Sciences.  Mr. Zizza’s extensive experience and service to numerous other boards of directors allow him to provide valuable contributions to the Board.  In addition, Mr. Zizza also serves as Chairman of the Audit Committee and is the “audit committee financial expert” as required under the rules of the SEC.  Mr. Zizza’s term expires at our 2021 Annual Meeting.

Directors Whose Terms Expire At The 2020 Annual Meeting And Are Not Standing For Election

George W. Schiele has served as a director of the Company since December 2009.  Mr. Schiele was elected Vice Chairman of the Board (a non-executive position) of the Company on September 28, 2018.  Previously, he had been Chairman of the Board (a non-executive position) of the Company since September 29, 2010.  Mr. Schiele currently serves as a trust management and private investment officer and has held such positions since 1974.  He is also President of ten other private companies, Vice President or Trustee of nine entities and President or Vice President of two Foundations.  Mr. Schiele additionally serves as Trustee of ten private trusts from 1974 through the present.  Mr. Schiele serves as an officer of two charitable foundations since 1974 and 2006 has been Managing Partner of two investment partnerships since 2008.  From 2003 until 2013 he was a Director of Connecticut Innovations, Inc., one of the nation’s five most active venture capital firms and was Chairman of its Investment Advisory and Investment Committees from 2004 until 2013, responsible during his tenure for more than 200 VC investments.  He was also a Director and officer of The Yankee Institute until 2016.  Mr. Schiele’s term expires at our 2020 Annual Meeting.

CORPORATE GOVERNANCE AND RELATED MATTERS

Board of Directors

Board Composition and Election of Directors

We operate under the direction of our Board.  Our Board is responsible for the management of our business and affairs.  Our Certificate of Incorporation provides that the number of directors may be determined pursuant to our Amended and Restated Bylaws, which provide that such number may be determined from time to time by our Board.  Our directors are divided into three separate classes of directors.  At each annual meeting of stockholders, one class of directors is elected to a term of three years or until the election and qualification of their successors, or their earlier death, resignation or removal.  There are no family relationships among any of our directors or executive officers.

Independent Directors

While the Company’s Common Stock is traded on the OTCQB, the Company follows the NYSE MKT Company Guide regarding the determination of independence of the Company’s directors.  A director is considered independent if the Board determines that the director does not have any direct or indirect material relationship with the Company.  As Unilumin owns more than 50% of the Company’s outstanding shares, the Company would be deemed a “controlled company” under NYSE rules and hence is not required to have a majority of independent directors.  Mr. Fazio is an employee of the Company and therefore has been determined by the Board to fall outside the definition of “independent director.”  Messrs. Liu, Yu and Zizza are non-employee directors of the Company and have been determined by the Board to fall within the definition of “independent director.”

The Board has determined that Messrs. Zizza is an “independent director” because he had no relationship with the Company other than his capacity as a member of the Board and committees thereof.  The Board has determined that its two Audit Committee members, Mr. Zizza and Mr. Yu, are “independent directors.”  In addition, our Board has made a subjective determination as to each independent director and independent director nominee that no relationships exist which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.  In making these determinations, our Board reviewed and discussed information provided by the directors, the director nominee and us with regard to each director and director nominee’s business and personal activities and relationships as they may relate to us and to our management.  Our Board has concluded that Mr. Zizza satisfies the heightened audit committee independence standards set forth in Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Board Committees

Our Board has established a standing Audit Committee, Compensation Committee, Executive Committee and Nominating Committee.  Each committee operates under a charter approved by our Board.  Copies of each committee’s charter are posted on the Investor Relations section of our website at www.trans-lux.com.

Audit Committee

Our Audit Committee currently consists of Messrs. Yu and Zizza, with Mr. Zizza serving as chairman.  Our Board has determined that Mr. Zizza is an “audit committee financial expert” as defined in applicable SEC rules.  Our Audit Committee’s responsibilities include:

•      appointing, compensating, retaining and overseeing the work of any public accounting firm engaged by us for the purpose of preparing or issuing an audit report or performing other audit, review or attest services;

•      reviewing and discussing with management and the external auditors our audited financial statements;

•      considering the effectiveness of our internal control system;

•      reviewing and discussing with management the Company’s major financial risk exposures and steps management has taken to monitor and control such exposures and liabilities;

•      establishing our policy regarding our hiring of employees or former employees of the external auditors and procedures for the receipt, retention and treatment of accounting related complaints and concerns;

•      meeting independently with our external auditors and management;

•      reviewing and updating the Audit Committee Charter; and

•      preparing the Audit Committee report required by the proxy rules of the SEC.

Compensation Committee

Our Compensation Committee currently consists of Messrs. Fazio, Yu and Zizza, with Mr. Zizza serving as chairman.  Our Compensation Committee’s responsibilities include:

•      providing guidance and periodic monitoring for all of our corporate compensation;

•      considering the effectiveness of our employee equity programs;

•      administering our stock incentive plans with respect to our executive officers and employee Board members, including the adjustment of base salary each year;

•      implementing and administering our incentive compensation programs and authorizing all awards under these incentive programs;

•      administering our employee benefit plans; and

•      approving all perquisites, equity incentive awards, special cash payments or loans made or paid to executive officers and employee Board members and assisting the Board of Directors in succession planning for executive officers.

At the end of each fiscal year, the Compensation Committee meets to review the performance of executive officers and employee Board members subject to the short-swing profit restrictions of Section 16 of the Exchange Act under those programs and award bonuses thereunder.  At that time, the Compensation Committee may also adjust base salary levels for executive officers and employee Board members subject to the short-swing profit restrictions of Section 16 of the Exchange Act and review the overall performance of our employee benefit plans.  The Compensation Committee also meets when necessary to administer our stock incentive plan.

The Compensation Committee has determined and reviewed the value and forms of compensation for our named executive officers and other officers based on the committee members’ knowledge and experience, competitive proxy and market compensation information and management recommendations.  The Compensation Committee did not engage a compensation consulting firm in fiscal year 2019.  The Compensation Committee does not delegate its authority to review, determine and recommend, as applicable, the forms and values of the various elements of compensation for executive officers and directors.  The Compensation Committee does delegate to Company management the implementation and record-keeping functions related to the various elements of compensation it has approved.

Nominating Committee

Our Nominating Committee consists of Messrs. Fazio, Yu and Zizza, with Mr. Fazio serving as chairman.  Our Nominating Committee’s responsibilities include:

•      reviewing any stockholder nominations for directors and presenting to our Board a list of individuals recommended for nomination for election to our Board at the annual meeting of stockholders;

•      reviewing the disclosure included in our proxy statement regarding our director nomination process;

•      reviewing the composition of each Board committee and presenting recommendations for committee memberships to our Board as needed; and

•      reviewing the charter and composition of each Board committee and making recommendations to our Board for the creation of additional Board committees or the change in mandate or dissolution of Board committees.

            Executive Committee

Our Executive Committee consists of Messrs. Fazio, Yu and Zizza.  Messrs. Yu and Zizza are independent, meeting the requirements of Section 952 of the Dodd-Frank Wall Street Reform and Consumer Protection Act.  Except for Mr. Fazio who is the Company’s Interim Chief Executive Officer, each of the members of the Executive Committee qualifies as “non-employee directors” for the purposes of Rule 16b-3 under the Exchange Act.  Messrs. Yu and Zizza qualify as “outside directors” for the purposes of Section 162(m) of the Internal Revenue Code, as amended.  Our Executive Committee’s responsibilities include:

•         providing the Chief Executive Officer of the Company with a confidential sounding board for insights and advice, and to provide the Board with a more active formal interface with management and its day to day policy and actions; and

•         exercising the powers and authority of the Board, subject to certain limitations set forth in the Company’s charter, during the intervals between meetings of the Board, when, based on the business needs of the Company, it is desirable for the Board to meet but the convening of a special board meeting is not warranted as determined by the Chairman of the Board.

It is the general intention that all substantive matters in the ordinary course of business be brought before the full Board for action, but the Board recognizes the need for flexibility to act on substantive matters where action may be necessary between Board meetings, which, in the opinion of the Chairman of the Board, should not be postponed until the next previously scheduled meeting of the Board.

Directors’ Attendance at Meetings

During fiscal year 2019, the Board and each of its committees held the following meetings:

•      the Board held one meetings;

•      the Audit Committee held four meetings;

•      the Compensation Committee did not hold any meetings;

•      the Nominating Committee did not hold any meetings; and

•      the Executive Committee did not hold any meetings.

In fiscal year 2019, all directors attended 75% or more of meetings of the Board and committees on which they serve.  The Company does not have a formal policy regarding directors’ attendance at annual stockholders’ meetings, but strongly encourages and prefers that directors attend regular and special Board meetings as well as the annual meeting of stockholders in person, although attendance by teleconference is considered adequate.  The Company recognizes that attendance of the Board members at all meetings may not be possible and excuses absences for good cause.

Board Leadership Structure

The roles of Chairman and Chief Executive Officer are separate positions.  Mr. Zizza serves as our Chairman and Mr. Fazio serves as our Interim Chief Executive Officer.  We separate the roles of Chairman and Chief Executive Officer in recognition of the differences between the two roles.  The Chief Executive Officer is responsible for setting our strategic direction and our day-to-day leadership and performance, while the Chairman of the Board provides guidance to the Chief Executive Officer and presides over meetings of the Board.  We do not have a lead independent director.

Risk Oversight

Our Board of Directors and its Audit Committee are actively involved in risk management.  Both the Board and Audit Committee regularly review the financial position of the Company and its operations, and other relevant information, including cash management and the risks associated with the Company’s financial position and operations.  The Board regularly receives reports from senior management on areas of material risk to our Company, including our liquidity, operational and legal and regulatory risks.  Pursuant to its charter, the Audit Committee reviews our major financial risk exposures and the steps management has taken to monitor and control such exposures, and it also meets periodically with management to discuss policies with respect to risk assessment and risk management.

Nominations for Directors

Director Qualifications

The full Board is responsible for selecting persons to fill vacancies on the Board and recommending candidates for election by the stockholders.  The Board has delegated the process of considering candidates to the Nominating Committee.  In evaluating director nominees, the Nominating Committee considers director nominees on the basis of, among other things, experience, expertise, skills, knowledge, integrity, understanding the Company’s business and willingness to devote time and effort to Board responsibilities.

In assessing potential new directors, the Nominating Committee considers individuals from various disciplines and diverse backgrounds so that the Board has a broad diversity of experience, professions, skills and backgrounds.  The Nominating Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees.  Our Board has no formal policy with regard to the consideration of diversity in identifying director nominees, but the Board believes that the backgrounds and qualifications of the directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.  Other than the foregoing, there are no specific minimum qualifications that the Nominating Committee believes that a Committee-recommended nominee to the Board must possess, although the Nominating Committee may also consider such other factors as it may deem are in our best interests or the best interests of our stockholders.  Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law.

In its deliberations, the Nominating Committee is aware that our Board must have at least one director who qualifies as an “audit committee financial expert” as defined by SEC rules.  The Nominating Committee also believes it appropriate for certain key members of our management to participate as members of the Board.

Stockholder Nominations

The Nominating Committee will evaluate any director candidates recommended by a stockholder according to the same criteria as a candidate identified by the Nominating Committee.

Any stockholder who intends to nominate a director at our 2021 Annual Meeting must notify our Assistant Corporate Secretary in writing at the address set forth at the beginning of this proxy statement of such intent in a timely manner in accordance with Article 5(c) of our Amended and Restated Bylaws.  In accordance with the advance notice provisions of our Amended and Restated Bylaws, to be timely, director nominations must be delivered to or mailed and received by the Assistant Corporate Secretary of the Company not later than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting of stockholders (or May 20, 2021).  However, in the event that the date of our 2021 Annual Meeting is advanced more than 30 days prior to such anniversary date or delayed more than 60 days after such anniversary date, then to be timely such notice must be received by us on or before the later of (i) 90 days prior to the date of the meeting or (ii) the tenth day following the day on which public announcement of the date of the meeting was made.  The notice must include the information specified in our Amended and Restated Bylaws.

Code of Business Conduct and Ethics

The Board has adopted a Code of Business Conduct and Ethics Guidelines (the “Ethics Code”) that applies specifically to board members and executive officers.  The Ethics Code is designed to promote compliance with applicable laws and regulations, to promote honest and ethical conduct, including full, fair, accurate and timely disclosure in reports and communications with the public.  The Ethics Code is available for viewing on the Company’s website at www.trans-lux.com in the “Investor Relations” Section.  Any amendments to, or waivers from, the Ethics Code will be posted on the website.  In addition, the Board adopted a Whistle Blowing policy, which provides procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and auditing matters, as well as the confidential, anonymous submission of concerns regarding questionable accounting or auditing practices.

Stockholder Communication with the Board

The Board maintains a process for stockholders to communicate with the Board or with individual directors.  Stockholders who wish to communicate with the Board or with individual directors should direct written correspondence to our Assistant Corporate Secretary at our Company’s headquarters located at 135 East 57th Street, 14th Floor, New York, NY  10022.  Any such communication must contain:

•      a representation that the stockholder is a holder of record of our capital stock;

•      the name and address, as they appear on our books, of the stockholder sending such communication; and

•      the class and number of shares of our capital stock that are beneficially owned by such stockholder.

The Assistant Corporate Secretary will forward such communications to our Board or the specified individual director to whom the communication is directed unless such communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Assistant Corporate Secretary has the authority to discard the communication or to take the appropriate legal action regarding such communication.

2019 Director Compensation

Non-Employee Director Stock Option Plan

The Board has previously established a Non-Employee Director Stock Option Plan which, as amended, covers a maximum of 1,200 shares for grant.  Such options are granted for a term of six years and are priced at fair market value on the grant date.  The determination as to the amount of options to be granted to directors is based on years of service, and are calculated on a yearly basis as follows: a minimum of 20 stock options are granted for each director; an additional 20 stock options are granted if a director has served for five years or more; an additional 20 stock options are granted if a director has served for ten years or more; and an additional 40 stock options are granted if a director has served for twenty years or more.  Such options are exercisable at any time upon the first anniversary of the grant date.  The Company grants additional stock options upon the expiration or exercise of any such option if such exercise or expiration occurs no earlier than four years after date of grant, in an amount equal to the number of options that have been exercised or that have expired.

Compensation of Directors

The following table sets forth the compensation awarded to, earned by, or paid to each person who served as a director during the fiscal year ended December 31, 2019.

Name and Principal Position	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Other ($)	Total ($)
Marco Elser (1)	5,833	–	–	5,833

Nicholas J. Fazio	–	–	–	–

Alan K. Greene (2)	7,567	–	–	7,567

Yang Liu	–	–	–	–

George W. Schiele	29,750	–	–	29,750

Alberto Shaio (2)(3)	–	–	–	–

Yaozhong Shi (2)	–	–	–	–

Yantao Yu (4)	–	–	–	–

Salvatore J. Zizza	46,950	–	–	46,950

(1)         Resigned from the Board on July 30, 2019.

(2)         Not nominated by the Board for re-election effective July 30, 2019.

(3)         Does not include compensation payable to Mr. Shaio as an executive officer of the Company, as further described under “Executive Compensation”.

(4)         Elected to the Board on July 30, 2019.

Certain Relationships and Related Transactions

Except as described below, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or are a party in which the amount involved exceeded or exceeds the lesser of $120,000 or 1% of our total assets and in which any of our directors, executive officers, holders of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest, other than compensation arrangements with directors and executive officers and the transactions described or referred to below.

On March 4, 2019, the Unilumin exercised $2.0 million of the Unilumin Warrant, and on April 5, 2019, Unilumin exercised the remaining $3.5 million of the Unilumin Warrant, raising an aggregate of $5.5 million for the Company.  Unilumin now owns 52.0% of the Company’s outstanding Common Stock.  Nicholas Fazio, Yang Liu and Yantao Yu, each directors of the Company, are each directors and/or officers of Unilumin.

On April 5, 2019, the Rights Offering terminated.  At the closing of the Rights Offering on April 9, 2019, the Company received gross proceeds of $2.5 million in exchange for 2,500,000 shares of Common Stock.  Participants in the Rights Offering included (a) Gabelli Funds, LLC, a greater than 5% stockholder, (b) Salvatore Zizza and George Schiele, both directors of the Company, (c) Todd Dupee, an executive officer of the Company, and (d) Alberto Shaio, an executive officer of the Company at that time.

In connection with the Company’s agreement with Unilumin in 2018, the Company paid $175,000 to Durkin Law, LLC in early 2019.  In connection with Durkin Law, LLC’s representation of the Company in regards to the Loan Agreement and certain other general corporate matters later in 2019, the Company paid $26,000 to Durkin Law, LLC.  Thomas E. Durkin, principal of Durkin Law, LLC, was appointed the Company’s Executive Vice President, General Counsel & Corporate Secretary on July 30, 2019.

Yaozhong Shi, a former director of the Company, is the Chairman of Transtech LED Company Limited (“Transtech”), which was one of our primary LED suppliers.  The Company purchased $211,000 of product from Transtech in 2018.  The amount payable by the Company to Transtech was $305,000 as of December 31, 2018.

As of December 31, 2019 and 2018, the Company had outstanding payables to certain executive officers aggregating $19,000 and $427,000, respectively.

AUDIT COMMITTEE REPORT

Management is responsible for our system of internal controls over financial reporting and for preparing our financial statements.  Our independent registered public accounting firm, Marcum LLP, is responsible for performing an independent audit of our consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and to issue a report thereon.  The Audit Committee is responsible for overseeing management’s conduct of the financial reporting process and system of internal control.

During 2019, the Audit Committee met regularly and held discussions with management and the independent registered public accounting firm.  During these meetings and in meetings concerning our 2019 Annual Report for the year ended December 31, 2019, the Audit Committee has:

•      reviewed and discussed the audited financial statements included in our 2019 Annual Report for the year ended December 31, 2019 with management and our independent registered public accounting firm;

•      received the written disclosures and communications from the independent registered public accounting firm that are required by the applicable requirements of the PCAOB regarding such firm’s communications with the Audit Committee concerning independence and has discussed with such firm its independence; and

•      discussed with the independent registered public accounting firm the matters required to be discussed under Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the PCAOB in Rule 3200T, or any successor rule.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Company and its subsidiaries be included in the 2019 Annual Report for the year ended December 31, 2019 for filing with the SEC.

The Audit Committee has relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of the independent registered public accounting firm included in its report on our financial statements.  The Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not, however, ensure that our financial statements are presented in accordance with generally accepted accounting principles or that the audit of our financial statements has been carried out in accordance with the standards of the PCAOB.

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

MEMBERS OF THE AUDIT COMMITTEE

Salvatore J. Zizza, Chairman
Yantao Yu

EXECUTIVE OFFICERS

Our executive officers and their ages as of the Record Date are listed below.  Information regarding Nicholas J. Fazio, our Interim Chief Executive Officer, is listed above under the heading “Election of Directors — Director Qualifications.”

Name	Age	Position
Nicholas J. Fazio	40	Interim Chief Executive Officer
Thomas E. Durkin III	66	Executive Vice President, General Counsel and Corporate Secretary
Todd Dupee	48	Senior Vice President, Chief Accounting Officer and Assistant Corporate Secretary
Alexandro Gomez	50	Senior Vice President and Chief Relationship Officer
John Hammock	57	Senior Vice President and Chief Sales and Marketing Officer

Mr. Durkin became Executive Vice President, General Counsel & Corporate Secretary of the Corporation on July 30, 2019.  Mr. Durkin, as principal of Durkin Law, LLC, has been engaged in the private practice of law acting as counsel to numerous private and public domestic and foreign based companies for the last fifteen years, including Unilumin on an ongoing basis.  Prior to that, from 2000 to 2004, Mr. Durkin served as Vice President of Corporate Development, General Counsel and Secretary of Capital Environmental Resource, Inc., now known as Waste Services, Inc. (NASDAQ: WSII).  He also served as Area Vice President of Corporate Development of Waste Services Inc. from 1997 to 2000.  Waste Services, Inc. is a multibillion dollar publicly held international solid waste management company. In both positions he was materially involved in strategic growth transactions and financings.  Mr. Durkin was a partner at Durkin & Durkin, a New Jersey based general practice and commercial law firm.  There he was involved with various areas of practice, ranging from commercial real estate, financial services, banking, environmental, regulatory, corporate, commercial transactions and business matters.  Mr. Durkin also served as a Director of CD&L, Inc. (Nasdaq: CDV) from 1999 to 2006.  During that time, he served on the company’s audit committee and was engaged as consultant to assist the company with strategic directives and relationships with preferred stockholders.  He successfully acted as lead director on the company’s sale to Velocity Express (both publicly traded entities) for a total consideration of approximately $90 million.  He was later engaged by Velocity to restructure $120 million of debt held by its bondholders.  Mr. Durkin has served as an officer and director of several private companies and other small cap public companies and is a member of the bar of New York and New Jersey.  Mr. Durkin graduated from Fordham University in 1975 and graduated Cum Laude from Seton Hall University School of Law in 1978.

Todd Dupee became Senior Vice President, Chief Accounting Officer and Assistant Corporate Secretary of the Corporation effective October 1, 2018.  He had been Interim Chief Accounting Officer of the Corporation since April 26, 2018 and Vice President of the Corporation since 2009.  He had previously been Controller since 2004 (except when he served as Chief Financial Officer and Interim Chief Financial Officer from December 3, 2012 to May 29, 2014) and has been with the Company since 1994.

Alexandro Gomez became Senior Vice President and Chief Relationship Officer of the Corporation on September 28, 2018.  He had been Chief Revenue Officer since he had started with the Company in 2014.  Mr. Gomez previously worked for xclr8 Media from 2011 to 2014, Van Wagner Sports and Entertainment from 2003 to 2011, One-On-One Sports Radio Network from 2000 to 2001, Foot Locker Worldwide from 1998 to 2000 and News Corporation’s Fox Sports and Fox Video from 1992 to 1998.

John Hammock became Senior Vice President and Chief Sales and Marketing Officer of the Corporation on September 28, 2018.  He had been Chief Sales Officer since he had started with the Company in 2016.  Mr. Hammock has extensive experience in international business development and sales with Fortune 500 accounts.  Previously he was an Executive Vice President of Sales & Marketing at Niagara Streaming Media.  Mr. Hammock has held numerous high profile Senior Vice President roles in telecom, software and manufacturing companies including Newbridge Networks, Corvis and Voxpath Networks.  As Vice President of Corvis, his team’s sales efforts were responsible for $238 million during the two-year period preceding a successful $1.6 billion IPO.  He has received numerous President Club and Circle of Excellence awards.

EXECUTIVE COMPENSATION

Our named executive officers for 2020 (collectively, our “Named Executive Officers”) were as follows:

Name	Title
Nicholas J. Fazio (1)	Interim Chief Executive Officer
Alberto Shaio (2)	Former President and Chief Executive Officer
Thomas E. Durkin III	Executive Vice President, General Counsel and Corporate Secretary
Todd Dupee	Senior Vice President, Chief Accounting Officer and Assistant Corporate Secretary
Alexandro Gomez	Senior Vice President and Chief Relationship Officer
John Hammock	Senior Vice President and Chief Sales and Marketing Officer

___________

(1)         Appointed on April 14, 2020.

(2)         Resigned on April 14, 2020.

Summary Compensation Table

The following table provides certain summary information for the last two fiscal years of the Corporation concerning compensation paid or accrued by the Corporation and its subsidiaries to or on behalf of the Corporation’s Chief Executive Officer and the Company’s two most highly compensated executive officers other than the Chief Executive Officer, during the years ended December 31, 2019 and 2018:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Nonequity Incentive Compensation ($)	All Other Compensation ($)(1)	Total ($)

Nicholas J. Fazio	2019	-	-	-	-	-	-	-
Interim Chief Executive Officer	2018	-	-	-	-	-	-	-

Alberto Shaio	2019	299,999	-	-	-	-	18,000	317,999
Former President and	2018	261,537	-	9,800	-	-	3,000	274,337
Chief Executive Officer

Alexandro Gomez	2019	199,998	36,198	-	-	-	-	236,196
Senior Vice President and	2018	169,767	-	-	-	-	-	169,767
Chief Relationship Officer

John Hammock	2019	184,998	-	-	-	-	-	184,998
Senior Vice President and	2018	198,833	-	-	-	-	-	198,333
Chief Sales and Marketing Officer

 _________

(1)         See “All Other Compensation” below for further details.

All Other Compensation

During 2019 and 2018, “All Other Compensation” consisted of director fees and other items.  The following is a table of amounts per named individual:

			All Other Compensation ($)	Total All Other Compensation ($)
		Director and/or Trustee Fees ($)

Name	Year

Nicholas J. Fazio	2019	-	-	-
	2018	-	-	-

Alberto Shaio (1)	2019	-	18,000	18,000
	2018	-	3,000	3,000

Alexandro Gomez	2019	-	-	-
	2018	-	-	-

John Hammock	2019	-	-	-
	2018	-	-	-

_________

(1)       Other consists of vehicle allowance for Mr. Shaio.

Stock Option Plans and Stock Options

2012 Long-Term Incentive Plan

The Company has adopted the 2012 Long-Term Incentive Plan to allow for an aggregate of 200,000 shares of Common Stock that may be issued under the 2012 Long-Term Incentive Plan.  The 2012 Long-Term Incentive Plan was adopted by the Company’s Board on July 2, 2010, with amendments adopted by the Company’s Board on December 21, 2011, and approved by the Company’s stockholders at the 2012 annual meeting of stockholders held on June 26, 2012.

There were no grants of Common Stock in 2019.  On October 5, 2018, the Company granted 20,000 shares of Common Stock to a certain director and executive management team member.  The closing share price on the date of the grant was $0.49 and there was no vesting period.  The Company recorded compensation expense of $10,000 in 2018.

Defined Benefit Pension Plan

In 2019, the Company made the minimum required contributions to its pension plan of $629,000.  The minimum required contribution in 2020 is expected to be $556,000.  The Company exercised the option to defer the minimum required contributions due in 2020 until January 1, 2021; however, there is no assurance that the Company will be able to make any or all such remaining payments.  If we are unable to fulfill our related obligations, the implementation of any such enforcement remedies would have a material adverse impact on our financial condition, results of operations, and liquidity.

See the Company’s 2019 Annual Report on Form 10-K and its Form 10-Q for the period ended June 30, 2020 for additional information on the Company’s defined benefit pension plan.

The Company’s defined benefit pension plan, prior to being frozen, covered all salaried employees over age 21 with at least one year of service who are not covered by a collective bargaining agreement to which the Company is a party.  Retirement benefits are based on the final average salary for the highest five of the ten years preceding retirement.  For example, estimated annual retirement benefits payable at normal retirement date, which normally is age 65, is approximately $15,000 for an individual with ten years of credited service and with a final average salary of $100,000; and approximately $120,000 for an individual with 40 years of credited service and with a final average salary of $200,000.  Currently, $285,000 is the legislated annual cap on determining the final average annual salary and $230,000 is the maximum legislated annual benefit payable from a qualified pension plan.

Outstanding Equity Awards at Fiscal Year-End 2019

            There were no unexercised options held by any of our Named Executive Officers as of December 31, 2019.

Employment Agreements & Severance Benefits

The Corporation executed an employment agreement with Todd Dupee, Senior Vice President and Chief Accounting Officer, effective on October 1, 2018.  The initial two-year term expires on October 1, 2020.  The agreement provides for compensation at the annual rate of $150,000 per annum.  The agreement entitles Mr. Dupee to twenty days’ paid vacation per year, a vehicle allowance, “key person” insurance, business expense reimbursement and certain employee benefits generally available to employees of the Corporation.  The agreement provides for certain severance benefits depending on whether Mr. Dupee leaves the employ of the Corporation for “Cause,” “Good Reason” or “Without Cause and for Good Reason” prior to the termination of the agreement.  The agreement contains standard non-disparagement, confidentiality and non-solicitation provisions.  The foregoing is merely a summary of the agreement and is qualified in its entirety by reference to the text of the agreement as filed as Exhibit 10.1 of Form 8-K dated October 26, 2018.

Potential Payments Upon Severance or Change in Control

The following table sets forth the value of the severance benefits each Named Executive Officer would be entitled to receive under their respective employment agreements, as applicable, assuming that a Change in Control and the entitlement to receive Severance Benefits occurred on December 31, 2019 (neither Mr. Fazio, Mr. Durkin, Mr. Gomez nor Mr. Hammock are entitled to any severance benefits):

Severance Benefit Component	Todd Dupee
Base Salary	$150,000
Bonus	$—
Value of Benefits	$—
Reduction to Avoid Excise Tax	$—
Equity Awards - Vested and Unvested Accelerated	$—
Total	$150,000

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information concerning beneficial ownership of our capital stock as of the Record Date by:

•      each stockholder, or group of affiliated stockholders, that we know owns more than 5% of our outstanding capital stock;

•      each of our named executive officers;

•      each of our directors and the director nominee; and

•      all of our directors and executive officers as a group.

The following table lists the applicable percentage beneficial ownership based on 13,446,276 shares of Common Stock outstanding as of the Record Date.  Beneficial ownership is determined in accordance with the rules of the SEC, and generally includes voting power or investment power with respect to the securities held.  Shares of Common Stock subject to options currently exercisable or exercisable within 60 days of the Record Date are deemed outstanding and beneficially owned by the person holding such options for purposes of computing the number of shares and percentage beneficially owned by such person but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person.  Except as indicated in the footnotes to this table, and subject to applicable community property laws, the persons or entities named have sole voting and investment power with respect to all shares of our Common Stock shown as beneficially owned by them.

Unless otherwise indicated, the principal address of each of the stockholders below is c/o Trans-Lux Corporation, 135 East 57th Street, 14th Floor, New York, NY  10022.

Name, Status and Mailing Address	Number of Shares Beneficially Owned	Percent Of Class (%)
5% Stockholders:
Unilumin North America, Inc. 254 West 31st Street New York, NY 10001	6,985,892	(1)	52.0
Gabelli Funds, LLC One Corporate Center Rye, NY 10580-1434	4,288,935	(2)	31.9
Non-Employee Directors:
Yang Liu	-	(3)	*
George W. Schiele	168,210		1.3
Yantao Yu	-	(3)	*
Salvatore J. Zizza	125,000	(4)	*
Named Executive Officers or Employee Directors:
Todd Dupee	40,000		*
Nicholas J. Fazio	6,985,892	(3)	52.0
Alexandro Gomez	25,000		*
John Hammock	10,000		*
All directors and executive officers as a group	7,354,102		54.7

_____________________

* Represents less than 1% of total number of outstanding shares.

(1)   Based on Schedule 13D, as amended, dated April 15, 2019 by Unilumin North America, Inc.

(2)   Based on Schedule 13D, as amended, dated April 12, 2019 by Mario J. Gabelli, Gabelli Funds, LLC, Teton Advisors, Inc., Gamco Investors, Inc., GGCP, Inc., and Gamco Asset Management Inc., which companies are parent holding companies and/or registered investment advisers.  All securities are held as agent for the account of various investment company fund accounts managed by such reporting person.  Except under certain conditions, Gabelli Funds, LLC has beneficial ownership of such shares.  Based on such Schedule 13D amendment, Gabelli Funds, LLC beneficially owns 3,252,341 shares of Common Stock, GAMCO Asset Management Inc. beneficially owns 76,710 shares of Common Stock and Teton Advisors, Inc. beneficially owns 959,884 shares of Common Stock.

(3)   Mr. Fazio is Director and Chief Executive Officer of Unilumin North America Inc., which owns the 6,985,892 shares, so he may be deemed a beneficial owner of the shares owned by Unilumin North America Inc.  Mr. Fazio has no pecuniary interest in these shares and disclaims any beneficial interest.  The share ownership with respect to Messrs. Liu and Yu does not include the shares held by Unilumin North America Inc.

(4)   Mr. Zizza disclaims any interest in the shares set forth in footnote 2 above.

(5)   See footnotes 3 and 4 above.

Equity Compensation Plan Information
December 31, 2019	Securities to be issued upon exercise	Weighted average exercise price	Securities available for future issuance
Equity compensation plans approved by stockholders	-	-	800

DELINQUENT SECTION 16(A) REPORTS

The Corporation’s executive officers, directors and 10% stockholders are required under Section 16(a) of the Securities Exchange Act of 1934 to file reports of ownership and changes in ownership with the SEC.  Copies of those reports must also be furnished to the Corporation.  Based solely on a review of the copies of reports furnished to the Corporation for the year ended December 31, 2019, Alexandro Gomez, John Hammock and Yang Liu still needed to make their Form 3 filings.  All of the Corporation’s other executive officers, directors and 10% stockholders have complied with the Section 16(a) filing requirements.

PROPOSAL 3

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee appointed the firm of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.  The Audit Committee is asking the stockholders to ratify this appointment.  The affirmative vote of a majority of the votes cast at the 2020 Annual Meeting, either in person or by proxy, is required to ratify the selection of Marcum LLP.

Stockholder ratification of the appointment of Marcum LLP as our independent registered public accounting firm is not required by our Amended and Restated Bylaws or other applicable legal requirements.  However, the appointment of Marcum LLP is being submitted to the stockholders for ratification.  If the stockholders fail to ratify the appointment, our Audit Committee will reconsider its selection of Marcum LLP, but will not be required to select another auditor.  Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it believes that such a change would be in the best interests of the Company and our stockholders.

Representatives of Marcum LLP may be present at the 2020 Annual Meeting.  They will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions.

Audit and Non-Audit Fees

Audit Fees: Marcum audit fees were $205,000 in 2019 and $215,000 in 2018.  Marcum audit fees include fees and expenses associated with the annual audit of the Company’s financial statements.

Audit-Related Fees:Marcum did not provide any audit-related serviced services in 2019 or 2018.

Tax Fees: Marcum did not provide any tax services in 2019 or 2018.

All Other Fees: Marcum did not provide any non-audit services in 2019 or 2018.

Pre-Approval Policies and Procedures

Our Audit Committee must provide advance approval for all audit and non-audit services, other than de minimis non-audit services.  Before granting any approval, the Audit Committee gives due consideration to whether approval of the proposed service will have a detrimental impact on the independence of the independent registered public accounting firm.  The full Audit Committee then serving pre-approved all services provided by Marcum LLP in fiscal year 2019.

The ratification of the Company’s selection of Marcum LLP as the Company’s independent registered public accounting firm for fiscal year 2020 requires the affirmative vote of a majority of the votes cast at the 2020 Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE

RATIFICATION OF MARCUM LLP AS OUR INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR FISCAL YEAR 2020.

STOCKHOLDER PROPOSALS

Stockholders who desire to present a proposal to be included in our proxy statement for our 2021 Annual Meeting must submit the proposal to us no later than April 19, 2021 and must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act.  Any such proposal must be sent in writing to the Assistant Corporate Secretary of the Company at 135 East 57th Street, 14th Floor, New York, NY  10022.

Stockholders who desire to present a proposal not for inclusion in the Company’s proxy materials but for action upon at our 2021 Annual Meeting, such notice must be received not less than thirty (30) days prior to the date of our 2021 Annual Meeting.  The Company’s Amended and Restated Bylaws specify the procedure for stockholders to follow in order to bring business before, or nominate directors for election at, an annual meeting of stockholders.  A stockholder who wants to nominate a person for election as a director or propose business to be considered at an annual meeting of stockholders must deliver a written notice, by certified mail, to the Company’s Assistant Corporate Secretary.  Such notice must be received at least 120 days prior to the anniversary date of the prior year’s annual meeting of stockholders.  The notice must set forth the information required by the Company’s Amended and Restated Bylaws and should be sent to our Assistant Corporate Secretary in writing at 135 East 57th Street, 14th Floor, New York, NY  10022 of such intent in a timely manner in accordance with our Amended and Restated Bylaws.  A copy of our Amended and Restated Bylaws is available upon request from our Assistant Corporate Secretary.

OTHER MATTERS

Management knows of no other matters to be brought before the 2020 Annual Meeting.  However, if any other matters do properly come before the 2020 Annual Meeting, it is intended that the proxy holders will vote the shares represented by the proxies in the accompanying form as recommended by the Board or, if no recommendation is given, in accordance with the best judgment of the person voting the proxies.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Securities Exchange Act, and file annual, quarterly and current reports, proxy statements and other information with the SEC.  You can read our SEC filings, including the proxy statement, through the internet at the SEC’s website at www.sec.gov.  You may also read and copy any document we file with the SEC at its public reference facility at 100 F Street, N.E., Washington, DC  20549.  Please call the SEC at 1-800-SEC-0330 for further information about the public reference room.

You may obtain any of the documents we file with the SEC, without charge, by requesting them in writing or by telephone from us at the following address:

Trans-Lux Corporation
135 East 57th Street, 14th Floor
New York, NY  10022
Attn: Investor Relations
Phone: (800) 243-5544

You can also read the proxy statement and the 2019 Annual Report at the following website: http://proxystatements.trans-lux.com/.

* * * *

It is important that you vote promptly to avoid unnecessary expense.  Please vote by telephone or Internet, or, if you receive a paper copy of the proxy materials, please sign, date and promptly mail the enclosed proxy card or use the telephone or Internet voting procedures described on the proxy card.

By Order of the Board of Directors,

/s/ Todd Dupee

Todd Dupee

Assistant Corporate Secretary and Chief Accounting Officer

August 25, 2020

YOUR VOTE IS IMPORTANT.  PLEASE VOTE TODAY.

Trans-Lux Corporation

2020 ANNUAL MEETING OF Stockholders

SEPTEMBER 17, 2020  11:00 a.m., local time

This Proxy is Solicited On Behalf Of The Board Of Directors

PLEASE SIGN AND DATE THIS PROXY CARD

AND RETURN IT IN THE ENCLOSED ENVELOPE TODAY

PROXY

PLEASE MARK YOUR VOTE LIKE THIS  ☒

THE BOARD OF DIRECTORS RECOMMENDS:  A VOTE FOR THE APPROVAL OF THE ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION, A VOTE TO CONDUCT FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION EVERY THREE YEARS, A VOTE FOR THE ELECTION OF THE LISTED NOMINEE AND A VOTE FOR PROPOSAL 3.

1(a).                Approve the advisory resolution on executive compensation.

                                FOR ☐              AGAINST ☐                ABSTAIN ☐

1(b).                Approve the advisory resolution on the frequency of future advisory votes on executive compensation.

                                THREE YEARS ☐            TWO YEARS ☐            ONE YEAR ☐            ABSTAIN ☐

2.        Election of nominee named below to the Board of Directors of the Company.

Nominee:	Yang Liu

FOR NOMINEE ☐               WITHHOLD AUTHORITY FOR NOMINEE ☐

3.        To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

                                FOR ☐              AGAINST ☐                ABSTAIN ☐

This proxy may be revoked prior to the time it is voted by delivering to the Assistant Corporate Secretary of the Company either a written revocation or a proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

PLEASE ACT PROMPTLY

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.  ☐

Signature _______________________   Signature if held jointly ____________________   Date ___________, 2020

Please sign exactly as your name or names appear on this proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY

OF PROXY MATERIALS FOR THE TRANS-LUX CORPORATION

MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 17, 2020

Our proxy materials relating to our 2020 Annual Meeting

(Notice of Meeting, Proxy Statement, Proxy and 2019 Annual Report to

Stockholders on Form 10-K) are also available on the Internet.

Please go to http://proxystatements.trans-lux.com/

to view and obtain proxy materials online.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

TRANS-LUX CORPORATION

The undersigned stockholder of Trans-Lux Corporation, a Delaware corporation (the “Company”), hereby appoints Thomas E. Durkin III and Todd Dupee, each with full power of substitution, as proxies, to vote all capital stock of the Company that the stockholder would be entitled to vote on all matters that may properly come before the Company’s 2020 Annual Meeting of the Stockholders to be held at 11:00 a.m., local time, on Thursday, September 17, 2020 (the “Annual Meeting”) at Olshan Frome Wolosky LLP, located at 1325 Avenue of the Americas, New York, New York 10019, and any adjournments or postponements thereof, including to vote for the election of such substitute nominee for director as such proxies (or their substitutes) may select in the event that the nominee named in this proxy card become unable to serve.  The undersigned stockholder hereby revokes any proxy or proxies heretofore given by the undersigned for the Annual Meeting.

THIS PROXY WHEN PROPERLY EXECUTED AND RETURNED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD.  THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING IN ACCORDANCE WITH THEIR DISCRETION.